UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010

OUTDOOR CHANNEL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-17287	33-0074499

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
43445 Business Park Drive, Suite 103
Temecula, California 92590
(Address of principal executive offices, including zip code)
(951) 699-6991
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On March 19, 2010, Outdoor Channel Holdings, Inc. (the “Company”) entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Shad L. Burke, formerly the Company’s Chief Financial Officer. The Separation Agreement provides that Mr. Burke’s resignation is effective immediately. Mr. Burke will continue providing services to the Company for 12 months pursuant to a consulting agreement dated March 19, 2010 (the “Consulting Agreement”). The Separation Agreement and the Consulting Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Report on Form 8-K and are incorporated herein.
     The Separation Agreement includes the following material provisions:
•	The Company will provide Mr. Burke with severance payments equal to $25,000 per month (less applicable tax withholding) for one year (for a total of $300,000);

•	The Company will reimburse Mr. Burke his payments for COBRA health care coverage for a period of up to 12 months or until he has secured other employment, whichever occurs first;

•	The Company will accelerate the vesting of 20,000 shares of restricted stock previously issued to Mr. Burke, and the remaining shares of restricted stock which were unvested as of his resignation date will be forfeited pursuant to their original terms and conditions; and

•	Mr. Burke releases the Company from any known or unknown claims he may have against the Company.
     The Consulting Agreement provides Mr. Burke will make himself available up to 4 days each month to perform assignments requested by the Company.
Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements of Certain Officers.
     Mr. Shad L. Burke, formerly Chief Financial Officer of the Company, resigned from his position for personal reasons and ceased his employment with the Company on March 19, 2010. Mr. Burke will continue providing services to the Company for up to 12 months pursuant to a Consulting Agreement. See Item 1.01 above for additional information. Until a successor is named, Doug Langston, the Company’s Chief Accounting Officer, will serve as the Company’s principal financial officer. A copy of the Company’s press release issued on March 23, 2010 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit
No.	Description

10.1	Separation Agreement and Release between Outdoor Channel Holdings, Inc. and Mr. Shad L. Burke dated March 19, 2010
10.2	Consulting Agreement between Outdoor Channel Holdings, Inc. and Mr. Shad L. Burke dated March 19, 2010
99.1	Outdoor Channel Holdings, Inc. News Release issued March 23, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR CHANNEL HOLDINGS, INC.
Date: March 24, 2010	/s/ Thomas E. Hornish
Thomas E. Hornish
Chief Operating Officer and General Counsel

INDEX TO EXHIBITS

Exhibit
No.	Description

10.1	Separation Agreement and Release between Outdoor Channel Holdings, Inc. and Mr. Shad L. Burke dated March 19, 2010
10.2	Consulting Agreement between Outdoor Channel Holdings, Inc. and Mr. Shad L. Burke dated March 19, 2010
99.1	Outdoor Channel Holdings, Inc. News Release issued March 23, 2010